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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2002

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)
8000 Bent Branch Drive Irving, Texas P.O. Box 619566 DFW, Texas		75063 75261-9566
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (972) 409-1300

Item 9. Regulation FD Disclosure

        On September 17, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of R. Michael Rouleau, who as President and Chief Executive Officer of Michaels Stores, Inc., a Delaware corporation (the "Company"), serves as the principal executive officer of the Company, and Bryan M. DeCordova, who as Executive Vice President—Chief Financial Officer of the Company, serves as the principal financial officer of the Company, stated and attested as follows:

  (1)
  To the best of my knowledge, based upon a review of the covered reports of Michaels Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

  •
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  •
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)
  I have reviewed the contents of this statement with the Audit Committee of Michaels Stores, Inc.

  (3)
  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  •
  Annual Report on Form 10-K for the year ended February 2, 2002, filed with the Securities and Exchange Commission on April 12, 2002 of Michaels Stores, Inc.;

  •
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Michaels Stores, Inc. filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above; and

  •
  any amendments to any of the foregoing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MICHAELS STORES, INC.
	By:	/s/ CHRIS HOLLAND Chris Holland Vice President—Finance
Date: September 17, 2002

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  Item 9. Regulation FD Disclosure
SIGNATURE